New Issue Free Writing Prospectus

$681,272,000 (Approximate)

Bear Stearns ALT-A Trust

Mortgage Pass-Through Certificates,

Series 2006-2, Group I

Issuer

Bear Stearns Asset Backed Securites I, LLC.

Depositor

EMC Mortgage Corporation

Mortgage Loan Seller

Wells Fargo Bank, National Association

Master Servicer

Bear, Stearns & Co. Inc.

Sole and Lead Underwriter

January 25 , 2006

STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/bsabs or visit the following website: “www.bearstearns.com/prospectus/bsabs” for a copy of the base prospectus applicable to this offering.

The Information in this free writing prospectus is preliminary and is subject to completion or change.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This information in this free writing prospectus is preliminary, and will be superseded by the preliminary prospectus. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase Certificates at any time prior to our acceptance of your offer.

The securities referred to in this free writing prospectus are being offered when, as and if issued. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of non-delivery

SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the “Information”) may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities described therein. Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information”, please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value given to the inputs. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, remittance reports and trustee statements). Models used in any analysis may be proprietary, the results therefore, may be difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested using assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed facts and circumstances. Offering Documents contain data that is current as of their publication dates and after publication may no longer be accurate, complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by Bear Stearns or any other person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market at any time, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns or may be assigned to any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: Bear Stearns and/or individuals associated therewith may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.

$681,272,000 (Approximate)

Bear Stearns Alt-A Trust 2006-2

Mortgage Pass-Through Certificates, Series 2006-2, Group I

Bear Stearns Asset Backed Securites I, LLC.

Depositor

EMC Mortgage Corporation

Mortgage Loan Seller

Wells Fargo Bank, National Association

Master Servicer

Class	Certificate Size (1)	Ratings	CE Levels (1)	Pass-Thru Rate	Window (mos)	WAL (yrs)	Certificate Type
Offered Certificates
I-1A-1	$ 553,273,000	AAA/Aaa	20.25% (2)	LIBOR (3)(6)	1-55	2.088	Super Senior PT
I-1A-2	$ 69,376,000	AAA/Aaa	10.25% (2)	LIBOR (3)(6)	1-55	2.088	Senior Support PT
I-M-1	$ 31,219,000	AA/Aa2	5.75% (2)	LIBOR (4)(6)	39-55	3.930	Mezzanine
I-M-2	$ 14,916,000	A/A2	3.60% (2)	LIBOR (4)(6)	38-55	3.882	Mezzanine
I-B-1	$ 9,019,000	BBB/Baa2	2.30% (2)	LIBOR (5)(6)	37-55	3.865	Subordinate
I-B-2	$ 3,469,000	BBB-/Baa3	1.80% (2)	LIBOR (5)(6)	37-55	3.852	Subordinate
Not Offered Hereby
I-B-3	$ 3,469,000	BB/Ba2	Information Not Provided Herein				Subordinate
R	Notional	NR	Information Not Provided Herein				Residual
NOTES:	- Prepayment Pricing Speed Assumption is 30% CPR
- Certificates are subject to a variance of +/- 10%

- Certificates will settle flat and accrue interest on an actual/360 basis

- See Exhibit II for the expected Available Funds Cap Schedule

- See Exhibit III for yield tables run to the 20% Call.

(1)	The class sizes and credit enhancement levels are subject to change based upon the final pool and rating agency evaluation of subordination, overcollateralization (“OC”) and excess spread.
(2)

Credit enhancement for the Certificates will be provided by a combination of subordination, OC and excess spread all as more fully described herein. The expected initial credit enhancement percentages are as provided above. The initial OC amount will equal 1.30% as of the Cut-Off Date.

(3)

The Pass-Through Rate for the Class I-1A-1 and Class I-1A-2 Certificates will be the least of (a) a floating rate based on One-Month LIBOR plus the respective Margin, (b) 11.500% and (c) the Net Rate Cap. The Net Rate Cap will equal the weighted average of the net rates on the Group I-1 mortgage loans. On the first Distribution Date after the first possible Optional Clean-Up Call Date, the margin for the Class I-1A-1 and Class I-1A-2 Certificates will increase to 2 times the original margin.

(4)

The Pass-Through Rate for the Class I-M-1 and Class I-M-2 Certificates will be the least of (a) a floating rate based upon One-Month LIBOR plus the respective Margin, (b) 11.500% and (c) the Net Rate Cap. The Net Rate Cap will equal the weighted average of the net rates on the mortgage loans. On the first Distribution Date after the first possible Optional Clean-Up Call Date, the margin for the Class I-M-1 and Class I-M-2 Certificates will increase to 1.5 times the original margin.

(5)

The Pass-Through Rate for the Class I-B-1 and Class I-B-2 Certificates will be the least of (a) a floating rate based upon One-Month LIBOR plus the respective Margin, (b) 11.500% and (c) the Net Rate Cap. The Net Rate Cap will equal the weighted average of the net rates on the mortgage loans. On the first Distribution Date after the first possible Optional Clean-Up Call Date, the margin for the Class I-B-1 and Class I-B-2 Certificates will increase to 1.5 times the original margin.

(6)

The holders of the Class I-A, Class I-M and Class I-B Certificates will be entitled to the benefit of Yield Maintenance Agreements (as described more fully herein) purchased with respect to the Offered Certificates. See Yield Maintenance Agreements below.

THE MORTGAGE LOANS

-       The mortgage loans consist of conventional, one- to four-family, hybrid and adjustable-rate mortgage loans secured by first liens on residential mortgage properties as briefly described in the table below and as more fully described in excel spreadsheet attached hereto.

-       Approximately 30.51% of the mortgage loans are non-conforming mortgage loans with balances which are greater than the conforming balance for each property type.

-       The originator of the mortgage loans are EMC Mortgage Corporation (approximately 94.69%), Bear Stearns Residential (approximately 5.27%), and Gateway (approximately 0.04%). The underwriting guidelines will be more fully described in the prospectus supplement.

-       As of the Cut-Off Date, approximately 0.02% of the mortgage loans have an LTV over 80% without any primary mortgage insurance coverage.

-       As of the Cut-Off Date, none of the mortgage loans will be greater than 30 days delinquent as of the Cut-off Date.

-       Approximately 90.43% of the mortgage loans provide for a period of interest only payments before they convert to fully amortizing. Such interest only period ranges from 5 to 10 years depending upon the product type.

-       Approximately 46.99% of the mortgage loans provide for a payment of a prepayment premium during the first six months to five years after origination. Any prepayment premiums will not be passed through to Certificateholders.

-       The information related to the mortgage loans described herein is preliminary and is meant to reflect information as of January 1, 2006. It is expected that on or prior to the Closing Date, unscheduled principal payments will reduce the principal balance of the Mortgage Loans and may cause a decrease in the aggregate principal balance of the Mortgage Loans, as reflected herein, of up to 10%. Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to an increase or decrease of up to 10% from amounts shown herein.

Loan Description	% of Pool	Gross WAC	Net WAC	WAM (mos.)	Gross Margin	Net Margin	Initial Cap	Period Cap	Max Rate	Mos to Roll
5-Yr. Hybrid ARM	100.00%	7.739%	7.367%	358	2.262%	1.889%	5.075%	1.103%	12.818%	58
Totals:	100.00%	7.739%	7.367%	358	2.262%	1.889%	5.075%	1.103%	12.818%	58

PREPAYMENT PENALTY TABLE

PrePay	% of	6 Months or Less	7 Months to 12 Months	24 Months	30 Months	36 Months	60 Months
No	53.01%	N/A	N/A	N/A	N/A	N/A	N/A
Yes	46.99%	11.11%	3.12%	0.47%	0.00%	32.29%	0.00%

* All such characteristics are based upon information
as of January 1, 2006 and are subject to a +/- 5%
variance.

Depositor:	Bear Stearns Asset Backed Securities I, LLC.
Originator:

The originator of the mortgage loans are EMC Mortgage Corporation (approximately 94.69%), Bear Stearns Residential (approximately 5.27%), and Gateway (approximately 0.04%). The underwriting guidelines will be more fully described in the prospectus supplement.

Underlying Servicers:	EMC Mortgage Corporation(approximately 87.14%), Waterfield Subservicing (approximately 10.96%), and HSBC (approximately 1.90%).
Mortgage Loan Seller:	EMC Mortgage Corporation.
Master Servicer	Wells Fargo Bank, National Association.
Trustee:	JPMorgan Chase Bank.
Custodian:	Wells Fargo Bank, National Association.
Underwriter:	Bear, Stearns & Co. Inc.
Cap Provider:	An entity rated AAA/Aaa by S&P and Moodys (which may include an affiliate of the Depositor and/or Underwriter.
Offered Certificates:	The Class I-A-1, Class I-A-2, Class I-M-1, Class I-M-2, Class I-B-1 and Class I-B-2 Certificates.
Non-Offered Certificates:	The Class I-B-3 and Class R Certificates will not be publicly offered.
Collateral:	As of the Cut-off Date, the Mortgage Loans consisted of adjustable-rate, first lien, Alt-A mortgage loans totaling approximately $693,759,354.
Closing Date:	On or about March 31, 2006.
Cut-off Date:	The close of business on March 1, 2006.
Statistical Calculation Date:	January 1, 2006
Last Scheduled Distribution Date:	March 25, 2036
Distribution Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing on April 2006.
Record Date:

For each class of Offered Certificates, the business day preceding the applicable Distribution Date so long as such class of certificates are in book-entry form; and otherwise the record date shall be the last business day of the month immediately preceding the applicable Distribution Date.

Delay Days:	0 (zero) days on all Offered Certificates.

Determination Date:

The Determination Date with respect to any Distribution Date will be the 15th day of the calendar month in which such Distribution Date occurs or, if such day is not a business day, the business day immediately preceding such 15th day.

Interest Accrual Period:

For any Distribution Date with respect to the Offered Certificates, is the period commencing on the Distribution Date of the month immediately preceding the month in which the Distribution Date occurs or, in the case of the first period, commencing on the Closing Date, and ending on the day preceding such Distribution Date. All distributions of interest on the Offered Certificates will be based on a 360-day year and the actual number of days in the applicable Interest Accrual Period. The Offered Certificates will initially settle flat (no accrued interest).

Prepayment Period:

The Prepayment Period with respect to any Distribution Date is the period commencing on the 16th day of the month prior to the month in which the related Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

ERISA Considerations:

The Bear Stearns underwriter’s exemption is expected to be available for the Class I-1A-1, Class I-1A-2, Class I-M and Class I-B Certificates. A fiduciary of any benefit plan should very carefully review with its legal advisors whether the purchase or holding of any Certificates to a transaction prohibited or not otherwise permissible under ERISA.

Legal Investment:	The Class I-1A-1, Class I-1A-2 and Class I-M-1 Certificates will be “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984.
Tax Matters:	The Trust will be established as one or more REMICs for federal income tax purposes.
Form of Registration:	Book-entry form through DTC, Clearstream and Euroclear.
Minimum Denominations:	$100,000 and integral multiples of $1 in excess thereof.
Optional Termination:

EMC Mortgage Corporation may repurchase from the trust all of the mortgage loans at par plus accrued interest when the aggregate principal balance of the mortgage loans is reduced to 20% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date.

Administrative Fees:	The sum of the “Servicing Fee” calculated at the “Servicing Fee Rate” of 0.373% per annum. Administrative Fees will be paid monthly on the stated principal balance of the Mortgage Loans.

Principal & Interest Advances:

Each servicer will be obligated to advance, or cause to be advanced, cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent that the related servicer reasonably believes that such cash advances can be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses. If the servicer fails to make delinquency advances, the Master Servicer will be obligated to make such advances, but only in an amount not to exceed the master servicing fee for the related period.

Compensating Interest:

The Master Servicer is required to pay Compensating Interest up to the amount of the Servicing Fee to cover prepayment interest shortfalls (“Prepayment Interest Shortfalls”) due to partial and/or full prepayments on the Mortgage Loans.

Step-up Coupon:

If the Optional Termination is not exercised on the first Distribution Date following the Distribution Date on which it could have been exercised, the margin on each of the Class I-1A-1 Certificates and Class I-1A-2 Certificates will increase to 2.0 times their related initial margins and the margins on each of the Class I-M Certificates and Class I-B Certificates will increase to 1.5 times their related initial margins.

Credit Enhancement:

1.Excess Spread

-which will initially be equal to approximately [252] bps. per annum (before losses) as of the Cut-off Date, is expected to be available to cover losses and to build OC commencing on the Distribution Date in February 2006.

2. Any payments received from the Cap Provider

3. Overcollateralization

- Initial (% Orig.) 1.30%

- OC Target (% Orig.) 1.30%

- Stepdown (% Current) 2.60%

- OC Floor (% Orig.) 0.50%

4. Subordination

- Subordination: Initially, 20.25% for the Class I-1A-1 Certificates, 10.25% for the Class I-1A-2, 5.75% for the Class I-M-1 Certificates, 3.60% for the Class I-M-2 Certificates, 2.30% for the Class I-B-1 Certificates, 1.80% for the Class I-B-2 Certificates and 1.30% for the Class I-B-3 Certificates.

Interest Remittance Amount:

With respect to any Distribution Date, that portion of the available distribution amount for that Distribution Date that represents interest received or advanced on the Mortgage Loans (net of Administrative Fees).

Overcollateralization Amount:

The Overcollateralization Amount with respect to any Distribution Date is the excess, if any, of (i) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Due Period) over (ii) the aggregate Certificate Principal Balance of the Class A Certificates and Class M Certificates, after taking into account the distributions of principal to be made on such Distribution Date.

Overcollateralization Target Amount:

With respect to any Distribution Date, (i) prior to the Stepdown Date, an amount equal to approximately 1.30% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) approximately 2.60% of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Due Period) and (y) approximately $3,468,797 or (iii) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date. The Overcollateralization Target Amount for the Offered Certificates is expected to be fully funded on the Closing Date.

Overcollateralization Increase Amount:

With respect to any Distribution Date, an amount equal to the lesser of (i) available excess cashflow from the Mortgage Loans available for payment of Overcollateralization Increase Amount and (ii) the excess, if any, of (x) the Overcollateralization Target Amount for that Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

Overcollateralization Release Amount:

With respect to any Distribution Date for which the Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the Excess Overcollateralization Amount for that Distribution Date and (ii) principal collected on the Mortgage Loans for that Distribution Date.

Excess Overcollateralization Amount:	With respect to any Distribution Date, the excess, if any, of the Overcollateralization Amount over the Overcollateralization Target Amount.
Stepdown Date:

The earlier to occur of (i) the Distribution Date on which the aggregate Certificate Principal Balance of the Class I-A Certificates has been reduced to zero and (ii) the later to occur of (x) the Distribution Date occurring in January 2009 and (y) the first Distribution Date for which the aggregate Certificate Principal Balance of the Class I-B and Class I-M Certificates plus the related Overcollateralization Amount divided by the aggregate Stated Principal Balance of the mortgage loans is greater than or equal to [20.50]%.

Credit Enhancement Percentage:

The Credit Enhancement Percentage for any Class of Certificates for any Distribution Date is the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the class or classes subordinate thereto (including the Class CE Certificates) by (y) the aggregate principal balance of the Mortgage Loans, calculated after taking into account distributions of principal on the Mortgage Loans and distribution of the Principal Distribution Amounts to the holders of the Certificates then entitled to distributions of principal on such Distribution Date.

Trigger Event:	If either the Delinquency Test or the Cumulative Loss Test is violated.
Delinquency Test:

The Delinquency Test is violated on any Distribution Date if the percentage obtained by dividing (x) the aggregate outstanding principal balance of Mortgage Loans delinquent 60 days or more (including Mortgage Loans that are in foreclosure, have been converted to REO Properties or have been discharged by reason of bankruptcy) by (y) the aggregate outstanding principal balance of the Mortgage Loans, in each case, as of the last day of the previous calendar month, exceeds x.xx% of the Credit Enhancement Percentage.

Cumulative Loss Test:

The Cumulative Loss Test is violated on any Distribution Date if the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date Occurring in          Percentage

February 2008 through January 2009%

February 2009 through January 2010%

February 2010 through January 2011%

February 2011 and thereafter                                                        %

Realized Losses:

Any Realized Losses on the mortgage loans will be allocated on any Distribution Date, first, to Net Monthly Excess Cashflow, second, in reduction of the related Overcollateralization Amount, third, to the Class I-B-3 Certificates until their Certificate Principal Balance is reduced to zero and, fourth, to the Class I-B-2 Certificates until their Certificate Principal Balance is reduced to zero and, fifth, to the Class I-B-1 Certificates until their Certificate Principal Balance is reduced to zero, sixth, to the Class I-M-2 Certificates until their Certificate Principal Balance is reduced to zero and seventh, to the Class I-M-1 Certificates until their Certificate Principal Balance is reduced to zero.

Thereafter, Realized Losses on the mortgage loans will be allocated, first to the Class I-1A-2 Certificates until zero, then to the Class I-1A-1 Certificates.

Once Realized Losses have been allocated to the Class I-A Certificates or the Class I-M Certificates, such amounts with respect to such certificates will no longer accrue interest; however, such amounts may be paid thereafter to the extent of funds available from Net Monthly Excess Cashflow.

Net WAC Rate Cap:

With respect to any distribution date and the Group I Senior Certificates, the weighted average of the Net Rates on the group I-1 mortgage loans weighted on the basis of the Stated Principal Balances thereof as of the beginning of the related Due Period, as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis. With respect to any distribution date and the Group I Subordinate Certificates, the weighted average of the Net Rate Caps on the Class I-A Certificates weighted on the basis of the excess of the Stated Principal Balance of the mortgage loans in the related sub-loan group over the Certificate Principal Balance of the related Senior Certificates.

Pass-Through Rates:

The Pass-Through Rate with respect to each class of Offered Certificates will be the lesser of (x) the London interbank offered rate for one month United States dollar deposits, which we refer to as One-Month LIBOR plus the related Margin, and (y) the related Net WAC Rate Cap adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

Interest Carry Forward Amount:

As of any Distribution Date, generally equal to the sum of (i) the excess of (a) the Current Interest for such Class with respect to prior Distribution Dates over (b) the amount actually distributed to such Class of Certificates with respect to interest on or after such prior Distribution Dates and (ii) interest thereon.

Interest Distribution Amount:

The Interest Distribution Amount for the Offered Certificates of any class on any Distribution Date is equal to interest accrued during the related Interest Accrual Period on the Certificate Principal Balance of that class immediately prior to the Distribution Date at the Pass-Through Rate for that class, in each case, reduced by any Prepayment Interest Shortfalls to the extent not covered by Compensating Interest payable by the Master Servicer and any shortfalls resulting from the application of the Relief Act.

Senior Interest Distribution Amount:

The Senior Interest Distribution Amount for any Distribution Date and any Class A Certificates is equal to the Interest Distribution Amount for such Distribution Date for the related Class A Certificates and the Interest Carry Forward Amount, if any, for that Distribution Date for the related Class A Certificates.

Interest Payment Priority:

On each Distribution Date, the Interest Remittance Amount will be distributed in the following order of priority:

(i)            from the Interest Remittance Amount, to the holders of the Class I-1A-1and Class I-1A-2 Certificates pro rata based on the amount of accrued interest payable to such classes of certificates, the Senior Interest Distribution Amount allocable to such Certificates;.

(ii)           from the remaining Interest Remittance Amount, to the holders of the Class I-M-1 Certificates, the Interest Distribution Amount for such Certificates;

(iii)          from the remaining Interest Remittance Amount, to the holders of the Class I-M-2 Certificates, the Interest Distribution Amount for such Certificates;

(iv)          from the remaining Interest Remittance Amount, to the holders of the Class I-B-1 Certificates, the Interest Distribution Amount for such Certificates;

(v)           from the remaining Interest Remittance Amount, to the holders of the Class I-B-2 Certificates, the Interest Distribution Amount for such Certificates;

(vi)          from the remaining Interest Remittance Amount, to the holders of the Class I-B-3 Certificates, the Interest Distribution Amount for such Certificates;

Principal Payment Priority:

On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amounts shall be distributed as follows:

(i)            the Principal Distribution Amount pro rata to the holders of the Class I-1A-1 and Class I-1A-2 Certificates, in that order, until the Certificate Principal Balance of each such class has been reduced to zero;

(ii)           to the holders of the Class I-M-1 Certificates, any Principal Distribution Amount remaining after the distributions described in (i) above, until the Certificate Principal Balance thereof has been reduced to zero;

(iii)          to the holders of the Class I-M-2 Certificates, any Principal Distribution Amount remaining after the distributions described in (i) and (ii) above, until the Certificate Principal Balance thereof has been reduced to zero;

(iv)          to the holders of the Class I-B-1 Certificates, any Principal Distribution Amount remaining after the distributions described in (i), (ii) and (iii) above, until the Certificate Principal Balance thereof has been reduced to zero;

(v)           to the holders of the Class I-B-2 Certificates, any Principal Distribution Amount remaining after the distributions described in (i), (ii), (iii) and (iv) above, until the Certificate Principal Balance thereof has been reduced to zero;

(vi)          to the holders of the Class I-B-3 Certificates, any Principal Distribution Amount remaining after the distributions described in (i), (ii), (iii), (iv) and (v) above, until the Certificate Principal Balance thereof has been reduced to zero;

Principal Payment Priority:

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount shall be distributed as follows:

(i)            the Principal Distribution Amount pro rata to the holders of the Class I-1A-1and Class I-1A-2 Certificates, to the extent of the Class A Principal Distribution Amount, until the Certificate Principal Balance of each such class has been reduced to zero;

(ii)           to the holders of the Class I-M-1 Certificates, the Class I-M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(iii)          to the holders of the Class I-M-2 Certificates, the Class I-M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(iv)          to the holders of the Class I-B-1 Certificates, the Class I-B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(v)           to the holders of the Class I-B-2 Certificates, the Class I-B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(vi)          to the holders of the Class I-B-3 Certificates, the Class I-B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

Net Monthly Excess Cashflow:

(i)            To the holders of the class or classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to any related Extra Principal Distribution Amount, payable to such holders as part of the Principal Distribution Amount;

(ii)           To the holders of the Class I-A Certificates any remaining Interest Carryforward Amount not paid under Interest Distributions above;

(iii)          To the holders of the Class I-M-1 Certificates, an amount equal to the Interest Carryforward Amount and any Allocated Realized Loss Amount, in that order, for such certificates;

(i)            To the holders of the Class I-M-2 Certificates, an amount equal to the Interest Carryforward Amount and any Allocated Realized Loss Amount, in that order, for such certificates; (iv)

(v)           To the holders of the Class I-B Certificates, an amount equal to the Interest Carryforward Amount and any Allocated Realized Loss Amount for such certificate; and

(vi)          To the holders of the Class I-A Certificates, Class I-M-1 Certificates, Class I-M-2 Certificates and Class I-B Certificates, in that order, any Basis Risk Shortfall Carryforward Amounts for such certificates; and

(vii)         To the holders of the Class R Certificates, as provided in the pooling and servicing agreement.

Cap Payments:

Funds payable under the Yield Maintance Agreement

Funds payable to the trust will be distributed on each Distribution Date in the following order of priority:

1)            To the holders of the related class of Certificates, the payment of any Basis Risk Shortfall Carry Forward Amount for such distribution date, to the extent not covered by Excess Cashflow for such distribution date;

2)            From any remaining amounts, to the holders of the related class of Certificates, the payment of any Current Interest and Interest Carry Forward Amount for such class to the extent not covered by Interest Funds or Excess Cashflow on such distribution date;

3)            From any excess amounts available from the Cap Contract relating to the Class I-A
Certificates, to the Class I-M-1, the Class I-M-2, the Class I-B-1, the Class I-B-2 and the Class I-B-3 Certificates, in that order, to the extent not paid pursuant to clauses first or second above; and

4)            From any remaining amounts, for deposit into the Reserve Fund.

Class I-A Principal Distribution Amount:

For any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, an amount equal to the excess (if any) of (x) the Certificate Principal Balance of such Class I-A Certificates immediately prior to such Distribution Date over (y) the excess of (a) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) over (b) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by the sum of (A) approximately 17.90% and (B) the Current Specified Overcollateralization Percentage.

Class I-M-1 Principal Distribution Amount:

For any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, an amount equal to the excess (if any) of (x) the Certificate Principal Balance of the Class I-M-1 Certificates immediately prior to such Distribution Date over (y) the excess of (a) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) over (b) the sum of (1) the aggregate Certificate Principal Balance of the Class I-A Certificates (after taking into account the payment of the Class I-A Principal Distribution Amounts for such Distribution Date) and (2) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by the sum of (A) approximately 8.90% and (B) the Current Specified Overcollateralization Percentage for the mortgage pool.

Class I-M-2 Principal Distribution Amount:

For any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, an amount equal to the excess (if any) of (x) the Certificate Principal Balance of the Class I-M-2 Certificates immediately prior to such Distribution Date over (y) the excess of (a) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) over (b) the sum of (1) the aggregate Certificate Principal Balance of the Class I-A Certificates (after taking into account the payment of the Class I-A Principal Distribution Amounts for such Distribution Date), (2) the aggregate Certificate Principal Balance of the Class I-M-1 Certificates (after taking into account the payment of the Class I-M-1 Principal Distribution Amounts for such Distribution Date) and (3) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by the sum of (A) approximately 4.60% and (B) the Current Specified Overcollateralization Percentage for the mortgage pool.

Class I-B-1 Principal Distribution Amount:

For any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, an amount equal to the excess (if any) of (x) the Certificate Principal Balance of the Class I-B-1 Certificates immediately prior to such Distribution Date over (y) the excess of (a) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) over (b) the sum of (1) the aggregate Certificate Principal Balance of the Class I-A Certificates (after taking into account the payment of the Class I-A Principal Distribution Amounts for such Distribution Date), (2) the aggregate Certificate Principal Balance of the Class I-M-1 Certificates (after taking into account the payment of the Class I-M-1 Principal Distribution Amounts for such Distribution Date) (3) the aggregate Certificate Principal Balance of the Class I-M-2 Certificates (after taking into account the payment of the Class I-M-2 Principal Distribution Amounts for such Distribution Date)and (4) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by the sum of (A) approximately 2.00% and (B) the Current Specified Overcollateralization Percentage for the mortgage pool.

Class I-B-2 Principal Distribution Amount:

For any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, an amount equal to the excess (if any) of (x) the Certificate Principal Balance of the Class I-B-2 Certificates immediately prior to such Distribution Date over (y) the excess of (a) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) over (b) the sum of (1) the aggregate Certificate Principal Balance of the Class I-A Certificates (after taking into account the payment of the Class I-A Principal Distribution Amounts for such Distribution Date), (2) the aggregate Certificate Principal Balance of the Class I-M-1 Certificates (after taking into account the payment of the Class I-M-1 Principal Distribution Amounts for such Distribution Date) (3) the aggregate Certificate Principal Balance of the Class I-M-2 Certificates (after taking into account the payment of the Class I-M-2 Principal Distribution Amounts for such Distribution Date), (4) the aggregate Certificate Principal Balance of the Class I-B-1 Certificates (after taking into account the payment of the Class I-B-1 Principal Distribution Amounts for such Distribution Date) and (5) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by the sum of (A) approximately 1.00% and (B) the Current Specified Overcollateralization Percentage for the mortgage pool.

Class I-B-3 Principal Distribution Amount:

For any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, an amount equal to the excess (if any) of (x) the Certificate Principal Balance of the Class I-B-3 Certificates immediately prior to such Distribution Date over (y) the excess of (a) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) over (b) the sum of (1) the aggregate Certificate Principal Balance of the Class I-A Certificates (after taking into account the payment of the Class I-A Principal Distribution Amounts for such Distribution Date), (2) the aggregate Certificate Principal Balance of the Class I-M-1 Certificates (after taking into account the payment of the Class I-M-1 Principal Distribution Amounts for such Distribution Date) (3) the aggregate Certificate Principal Balance of the Class I-M-2 Certificates (after taking into account the payment of the Class I-M-2 Principal Distribution Amounts for such Distribution Date), (4) the aggregate Certificate Principal Balance of the Class I-B-1 Certificates (after taking into account the payment of the Class I-B-1 Principal Distribution Amounts for such Distribution Date) and (5) the aggregate Certificate Principal Balance of the Class I-B-2 Certificates (after taking into account the payment of the Class I-B-2 Principal Distribution Amounts for such Distribution Date) and (6) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by the sum of (A) approximately 0.00% and (B) the Current Specified Overcollateralization Percentage for the mortgage pool.

Yield Maintenance Agreement:

The issuer will benefit from a series of interest rate cap payments from the Yield Maintenance Provider pursuant to yield maintenance agreements purchased with respect to the hybrid ARM mortgage loans. The Yield Maintenance Agreement is intended to partially mitigate the interest rate risk that could result from the difference between the Formula Rate on the Certificates and the Net WAC Cap Rate (the “Yield Maintenance Agreement”).

On each Distribution Date, payments under the Yield Maintenance Agreements will be an amount equal to the product of (i) the excess of one-month LIBOR for such Distribution Date over the strike rate, (ii) the lesser of (a) the Certificate Principal Balance of the respective class for such Distribution Date and (b) the notional balance based on certain prepayment speeds for such class on such Distribution Date as set forth below, and (iii) the actual number of days in the corresponding accrual period divided by 360. It is anticipated that the Yield Maintenance Agreement will include the following terms in the below table:

See Exhibit I for a schedule of Certificate Notional Amount by month.

See Below Strike Rates schedule by month.

Static Pool Information:

Information concerning the sponsor’s prior residential mortgage loan securitization involving prime or alternative-a mortgage loans secured by first lien mortgages or deeds of trust in residential real properties issued by the depositor is available on the internet at http://www.bearstearns.com/transactions/bsabs_i/balta2006-2/index.html On this website, you can view for each of these securitizations, summary pool information as of the applicable securitization cut-off date and delinquency, cumulative loss, and prepayment information as of each distribution date by securitization for the past five yearts, or since the applicable securitization closing date if the applicable securitization closing date occurred less than five years from the date of this term sheet. Each of these mortgage loan securitizations is unique, and the characteristics of each securiutized mortgage loan poolvaries from each other as well as from the mortgage loans to be included in the trust that will issue the certificates offered by this term sheet. In addition, the performance information relating to the prior securitizations described above may have been influenced by factors beyond the sponsor’s contol such as housing prices and market interest rates. Therefore, the performance of these prior mortgage loan securitizations is likely not to be indicative of the future performance of the mortgage loans to be included in the trust related to this offering.

Yield Maintenance Strike Rate Schedule

	Class I-A	Class I-M-1	Class I-M-2	Class I-B-1	Class I-B-2	Class I-B-3
Distribution	Strike	Strike	Strike	Strike	Strike	Strike
Date	Rate	Rate	Rate	Rate	Rate	Rate
25-Apr-06	7.13	6.87	6.62	5.62	5.22	5.22
25-May-06	7.13	6.87	6.62	5.62	5.22	5.22
25-Jun-06	7.13	6.87	6.62	5.62	5.22	5.22
25-Jul-06	7.13	6.87	6.62	5.62	5.22	5.22
25-Aug-06	7.13	6.87	6.62	5.62	5.22	5.22
25-Sep-06	7.13	6.87	6.62	5.62	5.22	5.22
25-Oct-06	7.13	6.87	6.62	5.62	5.22	5.22
25-Nov-06	7.13	6.87	6.62	5.62	5.22	5.22
25-Dec-06	7.13	6.87	6.62	5.62	5.22	5.22
25-Jan-07	7.13	6.87	6.62	5.62	5.22	5.22
25-Feb-07	7.13	6.87	6.62	5.62	5.22	5.22
25-Mar-07	7.13	6.87	6.62	5.62	5.22	5.22
25-Apr-07	7.13	6.87	6.62	5.62	5.22	5.22
25-May-07	7.13	6.87	6.62	5.62	5.22	5.22
25-Jun-07	7.13	6.87	6.62	5.62	5.22	5.22
25-Jul-07	7.13	6.87	6.62	5.62	5.22	5.22
25-Aug-07	7.13	6.87	6.62	5.62	5.22	5.22
25-Sep-07	7.13	6.87	6.62	5.62	5.22	5.22
25-Oct-07	7.13	6.87	6.62	5.62	5.22	5.22
25-Nov-07	7.13	6.87	6.62	5.62	5.22	5.22
25-Dec-07	7.13	6.87	6.62	5.62	5.22	5.22
25-Jan-08	7.13	6.87	6.62	5.62	5.22	5.22
25-Feb-08	7.13	6.87	6.62	5.62	5.22	5.22
25-Mar-08	7.13	6.87	6.62	5.62	5.22	5.22
25-Apr-08	7.13	6.87	6.62	5.62	5.22	5.22
25-May-08	7.13	6.87	6.62	5.62	5.22	5.22
25-Jun-08	7.13	6.87	6.62	5.62	5.22	5.22
25-Jul-08	7.13	6.87	6.62	5.62	5.22	5.22
25-Aug-08	7.13	6.87	6.62	5.62	5.22	5.22
25-Sep-08	7.13	6.87	6.62	5.62	5.22	5.22
25-Oct-08	7.13	6.87	6.62	5.62	5.22	5.22
25-Nov-08	7.13	6.87	6.62	5.62	5.22	5.22
25-Dec-08	7.13	6.87	6.62	5.62	5.22	5.22
25-Jan-09	7.13	6.87	6.62	5.62	5.22	5.22
25-Feb-09	7.13	6.87	6.62	5.62	5.22	5.22
25-Mar-09	7.13	6.87	6.62	5.62	5.22	5.22
25-Apr-09	7.13	6.87	6.62	5.62	5.22	5.22
25-May-09	7.13	6.87	6.62	5.62	5.22	5.22
25-Jun-09	7.13	6.87	6.62	5.62	5.22	5.22
25-Jul-09	7.13	6.87	6.62	5.62	5.22	5.22
25-Aug-09	7.13	6.87	6.62	5.62	5.22	5.22
25-Sep-09	7.13	6.87	6.62	5.62	5.22	5.22
25-Oct-09	7.13	6.87	6.62	5.62	5.22	5.22

25-Nov-09	7.13	6.87	6.62	5.62	5.22	5.22
25-Dec-09	7.13	6.87	6.62	5.62	5.22	5.22
25-Jan-10	7.13	6.87	6.62	5.62	5.22	5.22
25-Feb-10	7.13	6.87	6.62	5.62	5.22	5.22
25-Mar-10	7.13	6.87	6.62	5.62	5.22	5.22
25-Apr-10	7.13	6.87	6.62	5.62	5.22	5.22
25-May-10	7.13	6.87	6.62	5.62	5.22	5.22
25-Jun-10	7.13	6.87	6.62	5.62	5.22	5.22
25-Jul-10	7.13	6.87	6.62	5.62	5.22	5.22
25-Aug-10	7.13	6.87	6.62	5.62	5.22	5.22
25-Sep-10	7.13	6.87	6.62	5.62	5.22	5.22
25-Oct-10	7.13	6.87	6.62	5.62	5.22	5.22
25-Nov-10	7.13	6.87	6.62	5.62	5.22	5.22
25-Dec-10	7.13	6.87	6.62	5.62	5.22	5.22
25-Jan-11	7.14	6.88	6.63	5.63	5.23	5.23
25-Feb-11	7.52	7.26	7.01	6.01	5.61	5.61

Exhibit I

Yield Maintenance Notional Balance Schedule

(All Notional Balances run at 24%CPR

	Class I-A	Class I-M-1	Class I-M-2	Class I-B-1	Class I-B-2	Class I-B-3
Distribution	Notional	Notional	Notional	Notional	Notional	Notional
Date	Amount	Amount	Amount	Amount	Amount	Amount
25-Feb-06	622,649,000	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-Mar-06	606,916,362	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-Apr-06	591,540,697	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-May-06	576,513,417	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-Jun-06	561,826,632	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-Jul-06	547,472,631	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-Aug-06	533,443,879	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-Sep-06	519,733,011	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-Oct-06	506,332,827	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-Nov-06	493,236,292	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-Dec-06	480,436,530	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-Jan-07	467,926,820	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-Feb-07	455,700,593	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-Mar-07	443,751,429	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-Apr-07	432,073,054	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-May-07	420,659,335	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-Jun-07	409,504,278	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-Jul-07	398,602,025	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-Aug-07	387,946,851	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-Sep-07	377,533,160	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-Oct-07	367,355,482	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-Nov-07	357,408,472	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-Dec-07	347,686,906	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-Jan-08	338,185,678	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-Feb-08	328,899,797	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-Mar-08	319,824,386	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-Apr-08	310,954,677	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-May-08	302,286,011	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-Jun-08	293,813,835	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-Jul-08	285,533,698	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-Aug-08	277,441,250	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-Sep-08	269,532,240	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-Oct-08	261,802,513	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-Nov-08	254,248,007	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-Dec-08	246,864,753	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-Jan-09	239,648,872	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-Feb-09	232,596,573	31,219,000	14,916,000	9,019,000	3,469,000	3,469,000
25-Mar-09	232,596,573	30,084,115	12,763,195	7,717,300	2,968,324	2,968,324
25-Apr-09	230,612,239	26,106,954	12,473,536	7,542,158	2,900,958	2,900,958
25-May-09	225,378,403	25,514,446	12,190,444	7,370,985	2,835,120	2,835,120

25-Jun-09	220,263,225	24,935,372	11,913,771	7,203,694	2,770,774	2,770,774
25-Jul-09	215,264,017	24,369,425	11,643,369	7,040,195	2,707,887	2,707,887
25-Aug-09	210,378,151	23,816,310	11,379,099	6,880,403	2,646,426	2,646,426
25-Sep-09	205,603,059	23,275,736	11,120,820	6,724,234	2,586,359	2,586,359
25-Oct-09	200,936,233	22,747,418	10,868,397	6,571,606	2,527,653	2,527,653
25-Nov-09	196,375,218	22,231,078	10,621,697	6,422,438	2,470,278	2,470,278
25-Dec-09	191,917,619	21,726,446	10,380,591	6,276,653	2,414,204	2,414,204
25-Jan-10	187,561,092	21,233,256	10,144,952	6,134,173	2,359,402	2,359,402
25-Feb-10	183,303,347	20,751,249	9,914,656	5,994,923	2,305,842	2,305,842
25-Mar-10	179,142,146	20,280,172	9,689,581	5,858,832	2,253,497	2,253,497
25-Apr-10	175,075,302	19,819,776	9,469,611	5,725,826	2,202,338	2,202,338
25-May-10	171,100,677	19,369,820	9,254,628	5,595,836	2,152,340	2,152,340
25-Jun-10	167,216,182	18,930,067	9,044,520	5,468,794	2,103,476	2,103,476
25-Jul-10	163,419,774	18,500,287	8,839,177	5,344,633	2,055,719	2,055,719
25-Aug-10	159,709,457	18,080,252	8,638,491	5,223,287	2,009,046	2,009,046
25-Sep-10	156,083,281	17,669,743	8,442,355	5,104,693	1,963,431	1,963,431
25-Oct-10	152,539,340	17,268,544	8,250,668	4,988,789	1,918,850	1,918,850
25-Nov-10	149,075,714	16,876,436	8,063,324	4,875,511	1,875,280	1,875,280
25-Dec-10	145,678,118	16,491,804	7,879,553	4,764,393	1,832,540	1,832,540

Exhibit II

Available Funds Rate Cap

	Class I-A-1	Class I-A-2	Class II-M-1	Class II-M-2	Class II-B-1	Class II-B-2	Class II-B-3
Distribution	Effective	Effective	Effective	Effective	Effective	Effective	Effective
Date	Rate	Rate	Rate	Rate	Rate	Rate	Rate
25-Mar-06	4.76	4.84	5.08	5.33	6.53	6.68	6.68
25-Apr-06	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-May-06	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Jun-06	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Jul-06	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Aug-06	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Sep-06	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Oct-06	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Nov-06	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Dec-06	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Jan-07	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Feb-07	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Mar-07	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Apr-07	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-May-07	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Jun-07	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Jul-07	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Aug-07	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Sep-07	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Oct-07	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Nov-07	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Dec-07	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Jan-08	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Feb-08	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Mar-08	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Apr-08	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-May-08	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Jun-08	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Jul-08	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Aug-08	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Sep-08	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Oct-08	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Nov-08	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Dec-08	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Jan-09	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Feb-09	11.5	11.5	11.5	11.5	11.5	11.5	11.5

25-Mar-09	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Apr-09	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-May-09	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Jun-09	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Jul-09	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Aug-09	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Sep-09	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Oct-09	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Nov-09	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Dec-09	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Jan-10	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Feb-10	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Mar-10	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Apr-10	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-May-10	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Jun-10	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Jul-10	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Aug-10	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Sep-10	11.5	11.5	11.5	11.5	11.5	11.5	11.5

Exhibit III

Yield Tables

Class I-A-1 to Maturity
100-00	10.00% CPR	15.00% CPR	20.00% CPR	25.00% CPR	30.00% CPR	35.00% CPR	45.00% CPR	55.00% CPR
Yield	4.89	4.9	4.91	4.91	4.91	4.91	4.91	4.89
Avg Life	7.64	5.34	4	3.13	2.52	2.06	1.41	0.95
Prin Start	4/25/2006	4/25/2006	4/25/2006	4/25/2006	4/25/2006	4/25/2006	4/25/2006	4/25/2006
Prin End	8/25/2034	5/25/2031	11/25/2026	1/25/2023	2/25/2020	12/25/2017	9/25/2014	2/25/2009
Prin Win	341	302	248	202	167	141	102	35

Class I-A-2 to Maturity
100-00	10.00% CPR	15.00% CPR	20.00% CPR	25.00% CPR	30.00% CPR	35.00% CPR	45.00% CPR	55.00% CPR
Yield	4.98	4.99	5	5	5.01	5.01	5	4.97
Avg Life	7.64	5.34	4	3.13	2.52	2.06	1.41	0.95
Prin Start	4/25/2006	4/25/2006	4/25/2006	4/25/2006	4/25/2006	4/25/2006	4/25/2006	4/25/2006
Prin End	8/25/2034	5/25/2031	11/25/2026	1/25/2023	2/25/2020	12/25/2017	9/25/2014	2/25/2009
Prin Win	341	302	248	202	167	141	102	35

Class I-M-1 to Maturity
100-00	10.00% CPR	15.00% CPR	20.00% CPR	25.00% CPR	30.00% CPR	35.00% CPR	45.00% CPR	55.00% CPR
Yield	5.24	5.25	5.26	5.26	5.26	5.26	5.3	5.36
Avg Life	13.69	9.8	7.38	5.88	4.98	4.46	4.14	4.49
Prin Start	9/25/2012	6/25/2010	5/25/2009	5/25/2009	6/25/2009	7/25/2009	9/25/2009	2/25/2009
Prin End	10/25/2034	9/25/2031	3/25/2027	5/25/2023	5/25/2020	2/25/2018	12/25/2014	10/25/2012
Prin Win	266	256	215	169	132	104	64	45

Class I-M-2 to Maturity
100-00	10.00% CPR	15.00% CPR	20.00% CPR	25.00% CPR	30.00% CPR	35.00% CPR	45.00% CPR	55.00% CPR
Yield	5.51	5.52	5.53	5.54	5.54	5.54	5.58	5.64
Avg Life	13.69	9.8	7.39	5.86	4.94	4.36	3.82	3.7
Prin Start	9/25/2012	6/25/2010	5/25/2009	4/25/2009	5/25/2009	5/25/2009	7/25/2009	8/25/2009
Prin End	11/25/2034	10/25/2031	5/25/2027	7/25/2023	7/25/2020	3/25/2018	12/25/2014	10/25/2012
Prin Win	267	257	217	172	135	107	66	39

Class I-B-1 to Maturity
100-00	10.00% CPR	15.00% CPR	20.00% CPR	25.00% CPR	30.00% CPR	35.00% CPR	45.00% CPR	55.00% CPR
Yield	6.8	6.84	6.87	6.89	6.89	6.89	6.96	7.1
Avg Life	13.69	9.8	7.39	5.86	4.92	4.32	3.71	3.44
Prin Start	9/25/2012	6/25/2010	5/25/2009	4/25/2009	4/25/2009	5/25/2009	5/25/2009	5/25/2009
Prin End	11/25/2034	11/25/2031	6/25/2027	8/25/2023	8/25/2020	4/25/2018	1/25/2015	11/25/2012
Prin Win	267	258	218	173	137	108	69	43

Class I-B-2 to Maturity
100-00	10.00% CPR	15.00% CPR	20.00% CPR	25.00% CPR	30.00% CPR	35.00% CPR	45.00% CPR	55.00% CPR
Yield	6.96	7	7.03	7.05	7.06	7.06	7.12	7.27
Avg Life	13.69	9.8	7.39	5.86	4.91	4.3	3.65	3.35
Prin Start	9/25/2012	6/25/2010	5/25/2009	4/25/2009	4/25/2009	4/25/2009	5/25/2009	5/25/2009
Prin End	11/25/2034	11/25/2031	7/25/2027	8/25/2023	8/25/2020	4/25/2018	1/25/2015	11/25/2012
Prin Win	267	258	219	173	137	109	69	43

Class I-B-3 to Maturity
100-00	10.00% CPR	15.00% CPR	20.00% CPR	25.00% CPR	30.00% CPR	35.00% CPR	45.00% CPR	55.00% CPR
Yield	6.96	7	7.03	7.05	7.06	7.06	7.12	7.25
Avg Life	13.69	9.81	7.39	5.86	4.91	4.29	3.65	3.28
Prin Start	9/25/2012	6/25/2010	5/25/2009	4/25/2009	4/25/2009	4/25/2009	4/25/2009	4/25/2009
Prin End	11/25/2034	12/25/2031	7/25/2027	8/25/2023	8/25/2020	5/25/2018	1/25/2015	11/25/2012
Prin Win	267	259	219	173	137	110	70	44

Class I-A-1 to Call
100-00	10.00% CPR	15.00% CPR	20.00% CPR	25.00% CPR	30.00% CPR	35.00% CPR	45.00% CPR	55.00% CPR
Yield	4.88	4.88	4.88	4.88	4.88	4.88	4.88	4.88
Avg Life	6.7	4.54	3.33	2.59	2.09	1.69	1.21	0.92
Prin Start	4/25/2006	4/25/2006	4/25/2006	4/25/2006	4/25/2006	4/25/2006	4/25/2006	4/25/2006
Prin End	2/25/2020	12/25/2015	5/25/2013	10/25/2011	10/25/2010	12/25/2009	12/25/2008	4/25/2008
Prin Win	167	117	86	67	55	45	33	25

Class I-A-2 to Call
100-00	10.00% CPR	15.00% CPR	20.00% CPR	25.00% CPR	30.00% CPR	35.00% CPR	45.00% CPR	55.00% CPR
Yield	4.96	4.96	4.96	4.96	4.96	4.96	4.96	4.96
Avg Life	6.7	4.54	3.33	2.59	2.09	1.69	1.21	0.92
Prin Start	4/25/2006	4/25/2006	4/25/2006	4/25/2006	4/25/2006	4/25/2006	4/25/2006	4/25/2006
Prin End	2/25/2020	12/25/2015	5/25/2013	10/25/2011	10/25/2010	12/25/2009	12/25/2008	4/25/2008
Prin Win	167	117	86	67	55	45	33	25

Class I-M-1 to Call
100-00	10.00% CPR	15.00% CPR	20.00% CPR	25.00% CPR	30.00% CPR	35.00% CPR	45.00% CPR	55.00% CPR
Yield	5.21	5.21	5.21	5.21	5.21	5.21	5.21	5.21
Avg Life	11.47	7.86	5.77	4.57	3.93	3.56	2.74	2.07
Prin Start	9/25/2012	6/25/2010	5/25/2009	5/25/2009	6/25/2009	7/25/2009	12/25/2008	4/25/2008
Prin End	2/25/2020	12/25/2015	5/25/2013	10/25/2011	10/25/2010	12/25/2009	12/25/2008	4/25/2008
Prin Win	90	67	49	30	17	6	1	1

Class I-M-2 to Call
100-00	10.00% CPR	15.00% CPR	20.00% CPR	25.00% CPR	30.00% CPR	35.00% CPR	45.00% CPR	55.00% CPR
Yield	5.47	5.47	5.47	5.47	5.47	5.47	5.47	5.47
Avg Life	11.47	7.86	5.77	4.55	3.88	3.46	2.74	2.07
Prin Start	9/25/2012	6/25/2010	5/25/2009	4/25/2009	5/25/2009	5/25/2009	12/25/2008	4/25/2008
Prin End	2/25/2020	12/25/2015	5/25/2013	10/25/2011	10/25/2010	12/25/2009	12/25/2008	4/25/2008
Prin Win	90	67	49	31	18	8	1	1

Class I-B-1 to Call
100-00	10.00% CPR	15.00% CPR	20.00% CPR	25.00% CPR	30.00% CPR	35.00% CPR	45.00% CPR	55.00% CPR
Yield	6.72	6.72	6.72	6.72	6.72	6.72	6.72	6.72
Avg Life	11.47	7.86	5.77	4.55	3.86	3.42	2.74	2.07
Prin Start	9/25/2012	6/25/2010	5/25/2009	4/25/2009	4/25/2009	5/25/2009	12/25/2008	4/25/2008
Prin End	2/25/2020	12/25/2015	5/25/2013	10/25/2011	10/25/2010	12/25/2009	12/25/2008	4/25/2008
Prin Win	90	67	49	31	19	8	1	1

Class I-B-2 to Call
100-00	10.00% CPR	15.00% CPR	20.00% CPR	25.00% CPR	30.00% CPR	35.00% CPR	45.00% CPR	55.00% CPR
Yield	6.87	6.87	6.87	6.87	6.87	6.87	6.88	6.87
Avg Life	11.47	7.86	5.77	4.55	3.85	3.4	2.74	2.07
Prin Start	9/25/2012	6/25/2010	5/25/2009	4/25/2009	4/25/2009	4/25/2009	12/25/2008	4/25/2008
Prin End	2/25/2020	12/25/2015	5/25/2013	10/25/2011	10/25/2010	12/25/2009	12/25/2008	4/25/2008
Prin Win	90	67	49	31	19	9	1	1

Class I-B-3 to Call
100-00	10.00% CPR	15.00% CPR	20.00% CPR	25.00% CPR	30.00% CPR	35.00% CPR	45.00% CPR	55.00% CPR
Yield	6.87	6.87	6.87	6.87	6.87	6.87	6.88	6.87
Avg Life	11.47	7.86	5.77	4.55	3.85	3.38	2.74	2.07
Prin Start	9/25/2012	6/25/2010	5/25/2009	4/25/2009	4/25/2009	4/25/2009	12/25/2008	4/25/2008
Prin End	2/25/2020	12/25/2015	5/25/2013	10/25/2011	10/25/2010	12/25/2009	12/25/2008	4/25/2008
Prin Win	90	67	49	31	19	9	1	1

Contact Information

Contacts

MBS Trading

Paul Van Lingen	Tel: (212) 272-4976
Senior Managing Director	pvanlingen@bear.com

MBS Structuring

Mark Michael	Tel: (212) 272-5451
Managing Director	mmichael@bear.com

MBS Banking

Diana Cerchio	Tel: (212) 272-7073
Associate Director	dcerchio@bear.com

David Rush	Tel: (212) 272-1230
Analyst	drush1@bear.com

Syndicate

Carol Fuller	Tel: (212) 272-4955
Senior Managing Director	cfuller@bear.com

Angela Ward	Tel: (212) 272-4955
Vice-President	award@bear.com

Rating Agencies

Dan Tegen– S&P	Tel: (212) 438-8432
daniel_tegen@standardandpoors.com

Todd Swanson – Moody’s	Tel: (415) 274-1714
TODD.SWANSON@MOODYS.COM

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-2 Group II

Computational Materials

New Issue Computational Materials

$ 995,860,000 (approximate)

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-2 Group II

Bear Stearns Asset Backed Securities I, LLC.

Depositor

Wells Fargo Bank, National Association

Master Servicer

Bear, Stearns & Co. Inc.

Lead Underwriter

All Statistical Information is based upon information as of February 1, 2006

March 2, 2006

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976                                               March 2, 2006

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

-Page 1-

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-2 Group II

Computational Materials

STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here http://www.bearstearns.com/prospectus/bsabs or visit the following website: “www.bearstearns.com/prospectus/bsabs” for a copy of the base prospectus applicable to this offering.

The Information in this free writing prospectus is preliminary and is subject to completion or change.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This information in this free writing prospectus is preliminary, and will be superseded by the preliminary prospectus. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase Certificates at any time prior to our acceptance of your offer.

The securities referred to in this free writing prospectus are being offered when, as and if issued. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of non-delivery

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976                                               March 2, 2006

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

-Page 2-

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-2 Group II

Computational Materials

SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the “Information”) may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities described therein.  Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information”, please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information.  Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed.  Performance results are based on mathematical models that use inputs to calculate results.  As with all models, results may vary significantly depending upon the value given to the inputs.  Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments),  interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data,  reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, remittance reports and trustee statements).  Models used in any analysis may be proprietary, the results therefore, may be difficult for any third party to reproduce.  Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested using assumptions different from those included in the Information.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed facts and circumstances.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be accurate, complete or current.  Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid  and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by Bear Stearns or any other person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market at any time, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns or may be assigned to any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: Bear Stearns and/or individuals associated therewith may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976                                               March 2, 2006

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

-Page 3-

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-2 Group II

Computational Materials

$995,860,000 (approx)

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-2 Group II

Hybrid ARM Mortgage Loans

Class	Certificate Size (1)	Ratings	Credit Enhance %age (2)	Interest Rate Type	Collateral Type	Certificate Type
II-1A-1	$87,647,000	AAA/Aaa	14.50%	WAC (3)	3-Yr. Hybrid	Group II-1 Super Senior PT
II-1A-2	$7,432,000	AAA/Aa1	7.25%	WAC (3)	3-Yr. Hybrid	Group II-1 Super Senior PT
II-2A-1	$446,593,000	AAA/Aaa	14.50%	WAC (4)	5-Yr. Conforming Hybrid	Group II-2 Super Senior PT
II-2A-2a	$18,935,000	AAA	7.25%	WAC (4)	5-Yr. Conforming Hybrid	Group II-2 Senior Support PT
II-2A-2b	$18,934,000	AAA/Aa1	7.25%	WAC (4)	5-Yr. Conforming Hybrid	Group II-2 Senior Support PT
II-2X-1	Notional (5)	AAA/Aaa	7.25%	WAC (5)	5-Yr. Conforming Hybrid	Group II-2 Senior Interest Only
II-3A-1	$229,380,000	AAA/Aaa	14.50%	WAC (6)	5-Yr. Non-Conforming Hybrid	Group II-3 Super Senior PT
II-3A-2a	$9,725,000	AAA	7.25%	WAC (6)	5-Yr. Non-Conforming Hybrid	Group II-3 Senior Support PT
II-3A-2b	$9,725,000	AAA/Aa1	7.25%	WAC (6)	5-Yr. Non-Conforming Hybrid	Group II-3 Senior Support PT
II-3X-1	Notional (7)	AAA/Aaa	7.25%	WAC (7)	5-Yr. Non-Conforming Hybrid	Group II-3 Senior Interest Only
II-4A-1	$104,332,000	AAA/Aaa	14.50%	WAC (8)	7-Yr. Hybrid	Group II-4 Super Senior PT
II-4A-2	8,847,000	AAA/Aa1	7.25%	WAC (8)	7-Yr. Hybrid	Group II-4 Senior Support PT
II-4X-1	Notional (9)	AAA/Aaa	7.25%	WAC (9)	7-Yr. Hybrid	Group II-4 Senior Interest Only
II-B-1	$28,424,000	AA/Aa2	4.45%	WAC (10)	Total Portfolio of Group II	Group II Crossed Subordinate
II-X-B1	Notional (11)	AA/Aa2	4.45%	WAC (11)	Total Portfolio of Group II	Group II IO Crossed Subordinate
II-B-2	$15,735,000	A/A2	2.90%	WAC (12)	Total Portfolio of Group II	Group II Crossed Subordinate
II-X-B2	Notional (13)	A/A2	2.90%	WAC (13)	Total Portfolio of Group II	Group II IO Crossed Subordinate
II-B-3	$10,151,000	BBB/Baa2	1.90%	WAC (14)	Total Portfolio of Group II	Group II Crossed Subordinate
Non Offered Certificates
II-B-4	$8,121,000	BB/NR	1.10%	WAC (14)	Total Portfolio of Group II	Group II Crossed Subordinate
II-B-5	$6,599,000	B/NR	0.45%	WAC (14)	Total Portfolio of Group II	Group II Crossed Subordinate

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976                                               March 2, 2006

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

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Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-2 Group II

Computational Materials

II-B-6	$4,570,224	NR/NR	0.00%	WAC (14)	Total Portfolio of Group II	Group II Crossed Subordinate

(1)

Senior Certificates are subject to a variance of +/- 10%. In the case of the Subordinate Certificates, the certificate sizes are subject to any variance required to maintain the ratings as described above.

(2)	The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and additional rating agency analysis.

(3)

Up to and including the distribution date in January 2009, The Class II-1A-1 and Class II-1A-2 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group II-1 Mortgage Loans. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [5.915]%.

(4)

Up to and including the distribution date in January 2011, The Class II-2A-1, Class II-2A-2a and Class II-2A-2b Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group II-2 Mortgage Loans minus [0.254]. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [6.000%]. After the distribution date in January 2011, the Class II-2A-1, Class II-2A-2a and Class II-2A-2b Certificates will bear interest at a variable rate equal to the weighted average of the Net Rates of the Group II-2 Mortgage Loans.

(5)

Up to and including the distribution date in January 2011, the Class II-2X-1 Certificates will bear interest at a fixed pass-through rate equal to [0.254%] based on a notional balance equal to the aggregate current principal balance of the Class II-2A-1, Class II-2A-2a, Class II-2A-2b Certificates. After the distribution date in January 2011, the Class II-2X-1 Certificates will not bear any interest.

(6)

Up to and including the distribution date in January 2011, The Class II-3A-1, Class II-3A-2a and Class II-3A-2b Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group II-3 Mortgage Loans minus [0.221%]. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [6.000%]. After the distribution date in January 2011, the Class II-3A-1, Class II-3A-2a and Class II-3A-2b Certificates will bear interest at a variable rate equal to the weighted average of the Net Rates of the Group II-3 Mortgage Loans.

(7)

Up to and including the distribution date in January 2011, the Class II-3X-1 Certificates will bear interest at a fixed pass-through rate equal to [0.221%] based on a notional balance equal to the aggregate current principal balance of the Class II-3A-1, Class II-3A-2a and Class II-3A-2b Certificates. After the distribution date in January 2011, the Class II-3X-1 Certificates will not bear any interest.

(8)

Up to and including the distribution date in December 2010, The Class II-4A-1 and Class II-4A-2 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group II-4 Mortgage Loans minus [0.170%]. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [6.000%]. After the distribution date in December 2010, the Class II-4A-1 and Class II-4A-2 Certificates will bear interest at a variable rate equal to the weighted average of the Net Rates of the Group II-4 Mortgage Loans.

(9)

Up to and including the distribution date in December 2010, the Class II-4X-1 Certificates will bear interest at a fixed pass-through rate equal to [0.170%] based on a notional balance equal to the aggregate current principal balance of the Class II-4A-1 and Class II-4A-2 Certificates. After the distribution date in December 2010, the Class II-4X-1 Certificates will not bear any interest.

(10)

The Pass-Through Rate for the Class II-B-1 Certificates will be the least of (a) a floating rate based on One-Month LIBOR plus the respective Margin, (b) 10.500% and (c) the Net Rate Cap. The Net Rate Cap will equal the weighted average of the net rates on the Group II mortgage loans. On the first Distribution Date after the first

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976                                               March 2, 2006

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

-Page 5-

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-2 Group II

Computational Materials

possible Optional Clean-Up Call Date, the margin for the Class II-B-1 Certificates will increase to 1.5 times the original margin.

(11)

The Class II-X-B1 Certificates will bear interest interest, per annum, based on the notional amount and the excess, if any, of (i) the weighted average of the weighted average net rate of the mortgage loans in each sub-loan group in loan group II weighted in proportion to the excess of the aggregate stated principal balance of each such sub-loan group over the aggregate certificate principal balance of the senior certificates related to such sub-loan group, adjusted to an effective rate reflecting the accrual of interest on 30/360 basis, over (ii) the lesser of (a) one-month LIBOR the related margin and (b) 10.50%.

(12)

The Pass-Through Rate for the Class II-B-2 Certificates will be the least of (a) a floating rate based on One-Month LIBOR plus the respective Margin, (b) 10.500% and (c) the Net Rate Cap. The Net Rate Cap will equal the weighted average of the net rates on the Group II mortgage loans. On the first Distribution Date after the first possible Optional Clean-Up Call Date, the margin for the Class II-B-2 Certificates will increase to 1.5 times the original margin.

(13)

The Class II-X-B2 Certificates will bear interest, per annum, based on the notional amount and the excess, if any, of (i) the weighted average of the weighted average net rate of the mortgage loans in each sub-loan group in loan group II weighted in proportion to the excess of the aggregate stated principal balance of each such sub-loan group over the aggregate certificate principal balance of the senior certificates related to such sub-loan group, adjusted to an effective rate reflecting the accrual of interest on 30/360 basis, over (ii) the lesser of (a) one-month LIBOR the related margin and (b) 10.50%.

(14)

The Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group II Mortgage Loans in each Mortgage Loan Group weighted in proportion to the results of subtracting from the aggregate principal balance of each Mortgage Loan Group, the aggregate Current Principal Balance of the related Class of Senior Certificates. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [6.201%].

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976                                               March 2, 2006

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

-Page 6-

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-2 Group II

Computational Materials

Description of the Collateral:

The Mortgage Loans are indexed to the conventional, adjustable rate Six-Month LIBOR, One-Year LIBOR and One-Year CMT indexed mortgage loans with initial rate adjustments occurring either three, five, or seven years after the date of origination (“Hybrid Arms”). The Mortgage Loans are secured by first liens on one- to four-family residential properties. Approximately 90.48% (by principal balance) of the mortgage pool allow for payments of interest only for terms of 3, 5, 7, or 10 years. After such interest only period, such mortgage loans will fully amortize over its remaining term. The remaining approximately 9.52% of the mortgage loans fully amortize over their original term (generally 30-years). Below is a further summary of the collateral characteristics of the Mortgage Loans by each mortgage loan group and the total pool (expected, as of March 1, 2005):

•

The mortgage loans have penalties for full or partial prepayments in the percentages in the immediately following table and further detailed in the attached Collateral Tables. The prepayment penalties are generally soft, therefore borrowers will not be required to pay the penalty if house is sold. On hard prepay penalties the Servicer cannot waive the prepayment penalty, unless enforcement would violate applicable state laws.

Group	No PrePay	6 Months or Less	7 Months to 12 Months	24 Months	30 Months	36 Months	42 Months	60 Months
Group II-1	69.71%	3.75%	6.42%	0.57%	0.00%	17.75%	0.00%	1.80%
Group II-2	65.06%	7.51%	2.19%	0.32%	0.00%	24.91%	0.00%	0.00%
Group II-3	62.13%	11.94%	4.41%	0.00%	0.00%	20.17%	0.00%	1.34%
Group II-4	72.64%	1.05%	11.58%	0.72%	0.00%	10.98%	0.00%	3.04%
Total	65.67%	7.53%	4.33%	0.31%	0.00%	21.26%	0.00%	0.90%

•

Approximately 23.38% of the mortgage loans were originated with full and/or alternative documentation (note: such alternative documentation includes the recommendations as provided by the automated underwriting systems of Fannie Mae and Freddie Mac).

•	The two states with the largest concentration are California (27.45%) and Florida (14.21%).
•	The non-zero weighted average FICO score is 713.
•	The weighted average LTV is 74.95%. The weighted average CLTV including subordinate financing at the time of origination is 86.95%.
•	Approximately 0.26% of the mortgage loans have an LTV over 80% without any primary mortgage insurance coverage.

MLG	% of Pool	Gross WAC	Net WAC	WAM (mos.)	Gross Margin	Net Margin	Initial Cap	Period Cap	Max Rate	Mos to Roll
II-1 – 3 yr. Hybrid	10.10%	6.243%	5.915%	357	2.579%	2.251%	2.698%	1.626%	12.185%	33
II-2 – 5 yr. Conforming Hybrid	51.45%	6.624%	6.254%	357	2.283%	1.914%	5.120%	1.205%	11.771%	57
II-3 – 5 yr. Non Conforming Hybrid	26.43%	6.568%	6.221%	357	2.365%	2.018%	5.177%	1.485%	11.824%	57
II-4 – 7 yr. Hybrid	12.02%	6.479%	6.170%	356	2.259%	1.951%	5.099%	1.795%	11.881%	81
Totals:	100.00%	6.553%	6.201%	357	2.332%	1.980%	4.883%	1.384%	11.840%	58

NOTE: the information related to the mortgage loans described herein reflects information as of the March 1, 2005. It is expected that on or prior to the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the mortgage loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the mortgage loans, as reflected herein, of up to 5%. Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to an increase or decrease of up to 5% from amounts shown on the front cover hereof.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976                                               March 2, 2006

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

-Page 7-

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-2 Group II

Computational Materials

SUMMARY OF TERMS:

Depositor:	Bear Stearns Asset Backed Securities I, LLC.
Seller:	EMC Mortgage Corporation.
Underlying Servicer

The Mortgage Loans will be serviced by EMC Mortgage Corporation (approx. 67.50%), Countrywide (approximately 12.41%), HSBC Mortgage (approximately 7.57%), Waterfield Subservicing (approximately 7.43%), and 8 other servicers that are each equal to or under 3% of the entire pool.

Originator:

The Originators for the Mortgage Loans are EMC Mortgage Corporation (approximately 71.96%), Countrywide (approximately 12.41%), Bear Stearns Residential Mortgage (approximately 5.67%), and 17 other originators that are each under 3% of the entire pool.

Master Servicer/ Paying Agent:	Wells Fargo Bank, National Association.
Trustee	JP Morgan Chase Bank
Underwriter:	Bear, Stearns & Co. Inc.
Cut-off Date:	March 1, 2006.
Closing Date:	March 31, 2006.
Rating Agency:

The senior certificates will be rated by two of the three rating agencies and the subordinate certificates will be rated by one of the three rating agencies. The rating agencies include Standard & Poor’s (“S&P”), Moody’s Investors Service (“Moody’s”) and or Fitch Ratings (“Fitch”).

Legal Structure:	The Trust will be established as one or more REMIC’s for federal income tax purposes.
Optional Clean-Up Call:

The Depositor, or its designee, may purchase all the loans in the trust after the scheduled principal balance of the mortgage loans remaining in the trust has been reduced to less than 10% of the scheduled principal balance of the mortgage loans as of the Cut-off Date, thereby causing termination and early retirement of the certificates.

Distribution Date:	25th day of each month (or if such 25th day is not a business day, the next succeeding), commencing in April 25, 2006.
Last Scheduled Distribution Date:	March 25, 2036
Statistical Calculation Date:	January 1, 2006
Offered Certificates:

The Class II-1A-1, Class II-1A-2, Class II-2A-1, Class II-2A-2a, Class II-2A-2b, Class II-2X-1, Class II-3A-1, Class II-3A-2a, Class II-3A-2b, Class II-3X-1, Class II-4A-1, Class II-4A-2, Class II-4X-1, Class II-B-1, Class II-X-B1, Class II-B-2, Class II-X-B2, Class II-B-3.

Non-Offered Certificates:	The Class II-B-4, Class II-B-5 and Class II-B-6 Certificates.
Remittance Type:	Scheduled/Scheduled.
Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream and Euroclear.
ERISA Considerations:

The Offered Certificates are expected to be eligible for purchase by ERISA plans. A fiduciary of any benefit plan should very carefully review with its legal advisors whether the purchase or holding of any Certificates to a transaction prohibited or not otherwise permissible under ERISA.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976                                               March 2, 2006

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

-Page 8-

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-2 Group II

Computational Materials

SMMEA Eligibility:	The Offered Certificates, other than the Class are expected to constitute “mortgage related securities” for purposes of SMMEA.
Denominations:	The Offered Certificates are issuable in minimum denominations of an original amount of $100,000 and multiples of $1 in excess thereof.
Record Date:

With respect to the Certificates, except for the Class II-B-1 and Class II-B-2, any Distribution Date, the last day of the prior calendar month. With respect to the Class II-B-1 and Class II-B-2 Certificates and for any Distribution Date, the business day preceding the applicable distribution date.

Delay Days:	With respect to the Certificates 24 days, except for the Class II-B-1 and Class II-B-2 which will be 0 days.
Interest Accrual Period:

The Interest Accrual Period on the Certificates, except for the Class II-B-1 and Class II-B-2, and any Distribution Date, the one-month period preceding the month in which such distribution date occurs prior to such Distribution Date. Distributions of interest on the Certificates, except for the Class II-B-1 and Class II-B-2, will be based on a 360-day year and a 30 day month.

The Interest Accrual Period on the Class II-B-1 and Class II-B-2 Certificates is the period commencing on the Distribution Date of the month immediately preceding the month in which the Distribution Date occurs or, in the case of the first period, commencing on the Closing Date, and ending on the day preceding such Distribution Date. All distributions of interest on will be based on a 360-day year and the actual number of days in the applicable Interest Accrual Period. They will initially settle flat (no accrued interest).

Prepayment Period:

The Prepayment Period with respect to any Distribution Date is the period commencing on the 16th day of the month prior to the month in which the related Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

Compensating Interest:

On each Distribution Date, the Servicer is required to pay Compensating Interest up to the amount of the Servicing Fee to cover prepayment interest shortfalls due to partial and/or full prepayments on the mortgage loans that occurred during the Prepayment Period.

Advancing Obligation:	The Servicer is obligated to advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent deemed recoverable.
Prepayment Assumption:	A 100% prepayment assumption assumes that the outstanding principal balance of the Mortgage Loans prepays at a constant prepayment rate (“CPR”) of 25% in every month of the life of such pool.
Servicing Fee:

With respect to each mortgage loan, a fee that accrues at the Servicing Fee Rate on the same principal balance on which the interest on the mortgage loan accrues for the calendar month. The Weighted Average Servicing Fee Rate for the pool of mortgage loans is 0.352% per annum.

Underwriting Standards:	The mortgage loans were underwritten to the guidelines of the Originator as more fully described in the prospectus supplement.
Credit Enhancement:

Credit Enhancement for the Certificates will be provided by a senior/subordinate shifting interest structure. The Subordinate Certificates provide credit support for the Senior Certificates and other Subordinate Certificates with a lower class designation.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976                                               March 2, 2006

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

-Page 9-

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-2 Group II

Computational Materials

Cash-Flow Description:

Distributions on the Certificates will be made on the 25th day of each month (or the next business day). Distributions on the Senior Certificates will generally be made from the Available Funds of the related Loan Group. Distributions on the Class II-B Certificates will be made from Available Funds of all five Loan Groups. “Available Funds” for any distribution date and with respect to each Loan Group will be an amount that generally includes (1) all previously undistributed principal and interest portions of scheduled payments, principal prepayments and the principal and interest portions of net liquidation proceeds, (2) any monthly advances and compensating interest payments made by the Master Servicer or Servicer for such distribution date in respect of the Mortgage Loans in the related Loan Group, (3) any amounts reimbursed by the Master Servicer in connection with losses on certain eligible investments and (4) under limited circumstances, certain prepayments allocated from the Available Funds of another Loan Group, net of (x) fees payable to, and amounts reimbursable to, the Master Servicer, the Servicer, the Securities Administrator, the Trustee and the Custodian and (y) investment earnings on amounts on deposit in the master servicer collection account and the distribution account. Available Funds for each Loan Group will be distributed according to the following priority:

Available Funds:

Group II-1 Available Funds

1)    Payments of interest to the holders of the Class II-1A-1 and Class II-1A-2 Certificates based on the interest due and payable, at a rate equal to their respective Pass-Through Rates (as described on page 2 hereof); and

2)    Payments of principal to the holders of the Class II-1A-1 and Class II-1A-2 Certificates based on their respective Current Principal Amounts, in an amount equal to the Senior Optimal Principal Amount for Mortgage Loan Group II-1.

Group II-2 Available Funds

1)    Payments of interest to the holders of the Class II-2A-1, Class II-2A-2a, Class II-2A-2b and Class II-2X-1 Certificates based on the interest due and payable, at a rate equal to their respective Pass-Through Rates (as described on page 2 hereof); and

2)    Payments of principal to the holders of the Class II-2A-1, Class II-2A-2a and Class II-2A-2b Certificates based on their respective Current Principal Amounts, in an amount equal to the Senior Optimal Principal Amount for Mortgage Loan Group II-2.

Group II-3 Available Funds

1)    Payments of interest to the holders of the Class II-3A-1, Class II-3A-2a, Class II-3A-2b and Class II-3X-1 Certificates based on the interest due and payable, at a rate equal to their respective Pass-Through Rates (as described on page 2 hereof); and

2)    Payments of principal to the holders of the Class II-3A-1, Class II-3A-2a and Class II-3A-2b Certificates based on their respective Current Principal Amounts, in an amount equal to the Senior Optimal Principal Amount for Mortgage Loan Group II-3.

Group II-4 Available Funds

1)    Payments of interest to the holders of the Class II-4A-1, Class II-4A-2 and Class II-4X-1 Certificates based on the interest due and payable, at a rate equal to their respective Pass-Through Rates (as described on page 2 hereof); and

2)    Payments of principal to the holders of the Class II-4A-1 and Class II-4A-2 Certificates based on their respective Current Principal Amounts, in an amount equal to the Senior Optimal Principal Amount for Mortgage Loan Group II-4.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976                                               March 2, 2006

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

-Page 10-

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-2 Group II

Computational Materials

Shifting Interest:

The Senior Certificates will be entitled to receive 100% of the prepayments on the MortgageLoans up to and including [March 2013]. The Senior Prepayment Percentage can be reduced to the Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the Subordinate Percentage over the next five years provided that (i) the principal balance of the MortgageLoans 60 days or more delinquent, averaged over the last 3 months, as a percentage of theCurrent Principal Amount of the Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed 30%, 35%, 40%, 45% or 50% of the aggregate original subordinate principal balance for each test date.

Notwithstanding the foregoing, if after 3 years the current Subordinate Percentage is equal to two times the initial Subordinate Percentage and (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed a) on or prior to [March 2009], 20% or b) after [March 2009], 30%, then prepayments will be allocated among all certificates on a pro rata basis.

If doubling occurs prior to the third anniversary and the above delinquency and loss tests are met, then 50% of the subordinate prepayment percentage can be allocated to the subordinate classes.

Allocation of Losses:

Realized Losses on the Mortgage Loans will be allocated to the most junior class of Certificates outstanding beginning with the Class II-B-6 Certificates, until the Certificate Principal Balance of each Subordinate Class has been reduced to zero.

Thereafter, Realized Losses on the Group II-1 Mortgage Loans will be allocated first to the Class II-1A-2 Certificates until reduced to zero and then to the Class II-1A-1 Certificates, Realized Losses on the Group II-2 Mortgage Loans will be allocated first, pro rata, to the Class II-2A-2a and Class II-2A-2b Certificates until zero and then to the Class II-2A-1 Certificates, Realized Losses on the Group II-3 Mortgage Loans will be allocated first, pro rata, to the Class II-3A-2a and Class II-3A-2b Certificates until reduced to zero and then to the Class II-3A-1 Certificates and Realized Losses on the Group II-4 Mortgage Loans will be allocated first to the Class II-4A-2 Certificates until reduced to zero and then to the Class II-4A-1 Certificates.

Static Pool Information:

Information concerning the sponsor’s prior residential mortgage loan securitization involving prime or alternative-a mortgage loans secured by first lien mortgages or deeds of trust in residential real properties issued by the depositor is available on the internet at http://www.bearstearns.com/transactions/bsabs_i/balta2006-2/index.html On this website, you can view for each of these securitizations, summary pool information as of the applicable securitization cut-off date and delinquency, cumulative loss, and prepayment information as of each distribution date by securitization for the past five yearts, or since the applicable securitization closing date if the applicable securitization closing date occurred less than five years from the date of this term sheet. Each of these mortgage loan securitizations is unique, and the characteristics of each securiutized mortgage loan poolvaries from each other as well as from the mortgage loans to be included in the trust that will issue the certificates offered by this term sheet. In addition, the performance information relating to the prior securitizations described above may have been influenced by factors beyond the sponsor’s contol such as housing prices and market interest rates. Therefore, the performance of these prior mortgage loan securitizations is likely not to be indicative of the future performance of the mortgage loans to be included in the trust related to this offering.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976                                               March 2, 2006

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

-Page 11-

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-2 Group II

Computational Materials

Yield Maintenance Agreement On Class II-B-1 and Class II-B-2 Certificates:

The issuer will benefit from a series of interest rate cap payments from the Yield Maintenance Provider pursuant to yield maintenance agreements purchased with respect to the hybrid ARM mortgage loans. The Yield Maintenance Agreement is intended to partially mitigate the interest rate risk that could result from the difference between the Formula Rate on the Certificates and the Net WAC Cap Rate (the “Yield Maintenance Agreement”).

On each Distribution Date, payments under the Yield Maintenance Agreements will be an amount equal to the product of (i) the excess of one-month LIBOR for such Distribution Date over the strike rate, (ii) the lesser of (a) the Certificate Principal Balance of the respective class for such Distribution Date and (b) the notional balance based on certain prepayment speeds for such class on such Distribution Date as set forth below, and (iii) the actual number of days in the corresponding accrual period divided by 360. It is anticipated that the Yield Maintenance Agreement will include the following terms in the below table:

See Below Strike Rates schedule by month, Notional Amount by month and yield tables.

Yield Maintenance Strike Rate Schedule

Class II-B-1          Class II-B-2

Distribution              Strike      Strike

Date        Rate          Rate

25-Apr-06       7.02               6.81

25-May-06      5.78               5.57

25-Jun-06       5.58               5.37

25-Jul-06        5.78               5.57

25-Aug-06      5.58               5.37

25-Sep-06       5.58               5.37

25-Oct-06       5.78               5.57

25-Nov-06      5.58               5.37

25-Dec-06       5.78               5.57

25-Jan-07        5.58               5.37

25-Feb-07       5.58               5.37

25-Mar-07       6.22               6.01

25-Apr-07       5.58               5.37

25-May-07      5.68               5.47

25-Jun-07       5.48               5.27

25-Jul-07        5.68               5.47

25-Aug-07      5.48               5.27

25-Sep-07       5.48               5.27

25-Oct-07       5.68               5.47

25-Nov-07      5.48               5.27

25-Dec-07       5.68               5.47

25-Jan-08        5.48               5.27

25-Feb-08       5.48               5.27

25-Mar-08       5.89               5.68

25-Apr-08       5.48               5.27

25-May-08      5.63               5.42

25-Jun-08       5.43               5.22

25-Jul-08        5.63               5.42

25-Aug-08      5.43               5.22

25-Sep-08       5.43               5.22

25-Oct-08       5.64               5.43

25-Nov-08      5.46               5.25

25-Dec-08      5.70               5.49

25-Jan-09       5.54               5.33

25-Feb-09      5.55               5.34

25-Mar-09      6.20               5.99

25-Apr-09      5.55               5.34

25-May-09     5.76               5.55

25-Jun-09      5.55               5.34

25-Jul-09       5.76               5.55

25-Aug-09     5.55               5.34

25-Sep-09      5.55               5.34

25-Oct-09      5.76               5.55

25-Nov-09     5.55               5.34

25-Dec-09      5.76               5.55

25-Jan-10       5.55               5.34

25-Feb-10      5.55               5.34

25-Mar-10      6.21               6.00

25-Apr-10      5.55               5.34

25-May-10     5.76               5.55

25-Jun-10       5.55               5.34

25-Jul-10        5.76               5.55

25-Aug-10      5.55               5.34

25-Sep-10       5.56               5.35

25-Oct-10       5.81               5.60

25-Nov-10      5.61               5.40

25-Dec-10      5.85               5.64

25-Jan-11       5.77               5.56

25-Feb-11       6.05               5.84

25-Mar-11      6.77               6.56

25-Apr-11      6.07               5.86

25-May-11     6.29               6.08

25-Jun-11       6.18               5.97

25-Jul-11        6.59               6.38

25-Aug-11      6.88               6.67

25-Sep-11       6.88               6.67

25-Oct-11       7.16               6.95

25-Nov-11      6.94               6.73

25-Dec-11      7.29               7.08

25-Jan-12       7.41               7.20

25-Feb-12       8.00               7.79

25-Mar-12      8.62               8.41

25-Apr-12      8.05               7.84

25-May-12     8.34               8.13

25-Jun-12       8.15               7.94

25-Jul-12        8.63               8.42

25-Aug-12      8.86               8.65

25-Sep-12       8.96               8.75

25-Oct-12       9.44               9.23

25-Nov-12      9.15               8.94

25-Dec-12      9.55               9.34

25-Jan-13       9.57               9.36

25-Feb-13       10.15             9.94

25-Mar-13      11.58             11.37

25-Apr-13      10.42             10.21

25-May-13     10.78             10.57

25-Jun-13       10.43             10.22

25-Jul-13        10.80             10.59

25-Aug-13      10.46             10.25

25-Sep-13       10.46             10.25

25-Oct-13       10.83             10.62

25-Nov-13      10.46             10.25

25-Dec-13      10.83             10.62

25-Jan-14       10.51             10.30

25-Feb-14       10.53             10.32

25-Mar-14      11.72             11.51

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976                                               March 2, 2006

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

-Page 12-

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-2 Group II

Computational Materials

Yield Maintenance Notional Balance Schedule (All Notional Balances run at 25%CPR

Class II-B-1          Class II-B-2

Distribution    Notional      Notional

Date              Amount         Amount

25-Apr-06      28,424,000     15,735,000

25-May-06     28,421,501     15,733,617

25-Jun-06       28,418,988     15,732,226

25-Jul-06        28,416,462     15,730,827

25-Aug-06      28,413,922     15,729,421

25-Sep-06       28,411,368     15,728,007

25-Oct-06       28,408,801     15,726,586

25-Nov-06      28,406,220     15,725,157

25-Dec-06      28,403,625     15,723,721

25-Jan-07       28,401,015     15,722,276

25-Feb-07       28,398,392     15,720,824

25-Mar-07      28,395,755     15,719,364

25-Apr-07      28,393,103     15,717,896

25-May-07     28,390,437     15,716,420

25-Jun-07       28,387,756     15,714,936

25-Jul-07        28,385,062     15,713,444

25-Aug-07      28,382,352     15,711,944

25-Sep-07       28,379,628     15,710,436

25-Oct-07       28,376,889     15,708,920

25-Nov-07      28,374,136     15,707,396

25-Dec-07      28,371,367     15,705,863

25-Jan-08       28,368,584     15,704,322

25-Feb-08       28,365,785     15,702,773

25-Mar-08      28,362,971     15,701,216

25-Apr-08      28,360,143     15,699,650

25-May-08     28,357,299     15,698,075

25-Jun-08       28,354,439     15,696,492

25-Jul-08        28,351,564     15,694,901

25-Aug-08      28,348,674     15,693,301

25-Sep-08       28,345,768     15,691,692

25-Oct-08       28,342,806     15,690,053

25-Nov-08      28,339,828     15,688,404

25-Dec-08      28,016,425     15,509,374

25-Jan-09       27,696,726     15,332,395

25-Feb-09       27,379,881     15,156,995

25-Mar-09      27,066,561     14,983,547

25-Apr-09      26,756,789     14,812,063

25-May-09     26,148,094     14,475,101

25-Jun-09       25,553,227     14,145,793

25-Jul-09        24,971,872     13,823,966

25-Aug-09      24,403,723     13,509,449

25-Sep-09       23,848,481     13,202,077

25-Oct-09       23,305,851     12,901,687

25-Nov-09      22,775,548     12,608,122

25-Dec-09      22,257,293     12,321,225

25-Jan-10       21,750,811     12,040,846

25-Feb-10       21,255,836     11,766,837

25-Mar-10      20,772,107     11,499,054

25-Apr-10      20,299,369     11,237,355

25-May-10     19,837,371     10,981,601

25-Jun-10       19,385,871     10,731,659

25-Jul-10        18,944,630     10,487,396

25-Aug-10      18,513,416     10,248,684

25-Sep-10       18,091,974     10,015,382

25-Oct-10       17,680,017     9,787,330

25-Nov-10      17,277,002     9,564,228

25-Dec-10      16,883,099     9,346,171

25-Jan-11       16,497,254     9,132,574

25-Feb-11       16,119,306     8,923,349

25-Mar-11      15,748,868     8,718,282

25-Apr-11      15,386,752     8,517,821

25-May-11     15,032,934     8,321,954

25-Jun-11       14,687,215     8,130,570

25-Jul-11        14,349,410     7,943,568

25-Aug-11      14,019,339     7,760,846

25-Sep-11       13,696,824     7,582,308

25-Oct-11       13,381,694     7,407,858

25-Nov-11      13,073,780     7,237,403

25-Dec-11      12,772,918     7,070,851

25-Jan-12       12,478,945     6,908,113

25-Feb-12       12,191,706     6,749,103

25-Mar-12      11,911,047     6,593,735

25-Apr-12      11,636,817     6,441,926

25-May-12     11,368,869     6,293,596

25-Jun-12       11,107,061     6,148,663

25-Jul-12        10,851,251     6,007,052

25-Aug-12      10,601,304     5,868,685

25-Sep-12       10,357,086     5,733,491

25-Oct-12       10,118,343     5,601,327

25-Nov-12      9,885,076       5,472,195

25-Dec-12      9,657,129       5,346,008

25-Jan-13       9,434,407       5,222,713

25-Feb-13       9,216,780       5,102,239

25-Mar-13      9,004,142       4,984,526

25-Apr-13      8,795,820       4,869,203

25-May-13     8,592,287       4,756,531

25-Jun-13       8,393,434       4,646,449

25-Jul-13        8,199,152       4,538,899

25-Aug-13      8,009,339       4,433,822

25-Sep-13       7,823,891       4,331,161

25-Oct-13       7,642,709       4,230,862

25-Nov-13      7,465,695       4,132,870

25-Dec-13      7,292,753       4,037,133

25-Jan-14       7,123,790       3,943,598

25-Feb-14       6,958,716       3,852,216

25-Mar-14      6,797,440       3,762,937

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976                                               March 2, 2006

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

-Page 13-

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-2 Group II

Computational Materials

Available Funds Rate Cap

Class II-B-1          Class II-B-2

Distribution  Effective   Effective

Date             Rate            Rate

25-Apr-06      5.06             5.27

25-May-06     10.5             10.5

25-Jun-06       10.5             10.5

25-Jul-06        10.5             10.5

25-Aug-06      10.5             10.5

25-Sep-06       10.5             10.5

25-Oct-06       10.5             10.5

25-Nov-06      10.5             10.5

25-Dec-06      10.5             10.5

25-Jan-07       10.5             10.5

25-Feb-07       10.5             10.5

25-Mar-07      10.5             10.5

25-Apr-07      10.5             10.5

25-May-07     10.5             10.5

25-Jun-07       10.5             10.5

25-Jul-07        10.5             10.5

25-Aug-07      10.5             10.5

25-Sep-07       10.5             10.5

25-Oct-07       10.5             10.5

25-Nov-07      10.5             10.5

25-Dec-07      10.5             10.5

25-Jan-08       10.5             10.5

25-Feb-08       10.5             10.5

25-Mar-08      10.5             10.5

25-Apr-08      10.5             10.5

25-May-08     10.5             10.5

25-Jun-08       10.5             10.5

25-Jul-08        10.5             10.5

25-Aug-08      10.5             10.5

25-Sep-08       10.5             10.5

25-Oct-08       10.5             10.5

25-Nov-08      10.5             10.5

25-Dec-08      10.5             10.5

25-Jan-09       10.5             10.5

25-Feb-09       10.5             10.5

25-Mar-09      10.5             10.5

25-Apr-09      10.5             10.5

25-May-09     10.5             10.5

25-Jun-09       10.5             10.5

25-Jul-09        10.5             10.5

25-Aug-09      10.5             10.5

25-Sep-09       10.5             10.5

25-Oct-09       10.5             10.5

25-Nov-09      10.5             10.5

25-Dec-09      10.5             10.5

25-Jan-10       10.5             10.5

25-Feb-10       10.5             10.5

25-Mar-10      10.5             10.5

25-Apr-10      10.5             10.5

25-May-10     10.5             10.5

25-Jun-10       10.5             10.5

25-Jul-10        10.5             10.5

25-Aug-10      10.5             10.5

25-Sep-10       10.5             10.5

25-Oct-10       10.5             10.5

25-Nov-10      10.5             10.5

25-Dec-10      10.5             10.5

25-Jan-11       10.5             10.5

25-Feb-11       10.5             10.5

25-Mar-11      10.5             10.5

25-Apr-11      10.5             10.5

25-May-11     10.5             10.5

25-Jun-11       10.5             10.5

25-Jul-11        10.5             10.5

25-Aug-11      10.5             10.5

25-Sep-11       10.5             10.5

25-Oct-11       10.5             10.5

25-Nov-11      10.5             10.5

25-Dec-11      10.5             10.5

25-Jan-12       10.5             10.5

25-Feb-12       10.5             10.5

25-Mar-12      10.5             10.5

25-Apr-12      10.5             10.5

25-May-12     10.5             10.5

25-Jun-12       10.5             10.5

25-Jul-12        10.5             10.5

25-Aug-12      10.5             10.5

25-Sep-12       10.5             10.5

25-Oct-12       10.5             10.5

25-Nov-12      10.5             10.5

25-Dec-12      10.5             10.5

25-Jan-13       10.5             10.5

25-Feb-13       10.5             10.5

25-Mar-13      10.5             10.5

25-Apr-13      10.5             10.5

25-May-13     10.5             10.5

25-Jun-13       10.5             10.5

25-Jul-13        10.5             10.5

25-Aug-13      10.5             10.5

25-Sep-13       10.5             10.5

25-Oct-13       10.5             10.5

25-Nov-13      10.5             10.5

25-Dec-13      10.5             10.5

25-Jan-14       10.5             10.5

25-Feb-14       10.5             10.5

25-Mar-14      10.5             10.5

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976                                               March 2, 2006

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

-Page 14-

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-2 Group II

Computational Materials

Yield Tables

Class II-B-1 to Maturity

100-00        10.00% CPR     15.00% CPR     20.00% CPR    25.00% CPR   30.00% CPR    35.00% CPR    45.00% CPR   55.00% CPR

Yield         5.19                 5.19                 5.19                5.19               5.19                5.19                5.19               5.19

Avg Life     13.63               9.84                 7.45                6.1                 5.24                4.57                3.57               2.91

Prin Start    4/25/2006         4/25/2006         4/25/2006        4/25/2006        4/25/2006        4/25/2006        4/25/2006        4/25/2006

Prin End     2/25/2036         2/25/2036         2/25/2036        2/25/2036        2/25/2036        2/25/2036        12/25/2035      1/25/2032

Prin Win     359                  359                  359                 359                359                 359                 357                310

Class II-B-2 to Maturity

100-00        10.00% CPR     15.00% CPR     20.00% CPR    25.00% CPR   30.00% CPR    35.00% CPR    45.00% CPR   55.00% CPR

Yield         5.41                 5.41                 5.41                5.41               5.41                5.41                5.41               5.41

Avg Life     13.63               9.84                 7.45                6.1                 5.24                4.57                3.57               2.91

Prin Start    4/25/2006         4/25/2006         4/25/2006        4/25/2006        4/25/2006        4/25/2006        4/25/2006        4/25/2006

Prin End     2/25/2036         2/25/2036         2/25/2036        2/25/2036        2/25/2036        2/25/2036        12/25/2035      2/25/2031

Prin Win     359                  359                  359                 359                359                 359                 357                299

Class II-B-1 to Call

100-00        10.00% CPR     15.00% CPR     20.00% CPR    25.00% CPR   30.00% CPR    35.00% CPR    45.00% CPR   55.00% CPR

Yield         5.19                 5.19                 5.19                5.19               5.19                5.19                5.19               5.19

Avg Life     12.76               8.94                 6.67                5.41               4.57                3.94                3                    2.31

Prin Start    4/25/2006         4/25/2006         4/25/2006        4/25/2006        4/25/2006        4/25/2006        4/25/2006        4/25/2006

Prin End     10/25/2024       8/25/2019         5/25/2016        3/25/2014        8/25/2012        7/25/2011        2/25/2010        2/25/2009

Prin Win     223                  161                  122                 96                  77                  64                  47                  35

Class II-B-2 to Call

100-00        10.00% CPR     15.00% CPR     20.00% CPR    25.00% CPR   30.00% CPR    35.00% CPR    45.00% CPR   55.00% CPR

Yield         5.41                 5.41                 5.41                5.41               5.41                5.41                5.41               5.41

Avg Life     12.76               8.94                 6.67                5.41               4.57                3.94                3                    2.31

Prin Start    4/25/2006         4/25/2006         4/25/2006        4/25/2006        4/25/2006        4/25/2006        4/25/2006        4/25/2006

Prin End     10/25/2024       8/25/2019         5/25/2016        3/25/2014        8/25/2012        7/25/2011        2/25/2010        2/25/2009

Prin Win     223                  161                  122                 96                  77                  64                  47                  35

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976                                               March 2, 2006

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

-Page 15-

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2005-10 GroupII

Computational Materials

Contact Information

MBS Trading

Paul Van Lingen	Tel: (212) 272-4976
Senior Managing Director	pvanlingen@bear.com

Mark Michael	Tel: (212) 272-5451
Managing Director	mmichael@bear.com

MBS Structuring

Derek Schaible	Tel: (212) 272-1319
dschaible@bear.com

MBS Banking

Diana Cerchio	Tel: (212) 272-7073
Associate Director	dcerchio@bear.com

Jared Nearpass	Tel: (212) 272-4414
Analyst	jnearpass@bear.com

Syndicate

Carol Fuller	Tel: (212) 272-4955
Senior Managing Director	cfuller@bear.com

Angela Ward	Tel: (212) 272-4955
Vice-President	award@bear.com

Rating Agencies

Mike Messer– S&P	Tel: (212) 438-1618
michael_messer@standardandpoors.com

Chris Corcino – Moody’s	Tel: (212) 553-
Chris.corcino@moodys.com

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976                                               December 8, 2005

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.                                        19